EXHIBIT 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The under signed , Allan Silber, the Chief Executive Officer of Counsel Corporation (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 20-F for the Fiscal Year ended December 31, 2003 (the “Report”). The undersigned hereby certifies that:

1.	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Allan Silber

Allan Silber
Chief Executive Officer

Date: June 17, 2004

13.1